UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2020

Coro Global Inc.

(Exact name of registrant as specified in its charter)

Nevada	033-25126 D	85-0368333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street Miami, FL	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 879-8896

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 23, 2020, Coro Global Inc. (the “Company”) entered into a securities purchase agreement with an accredited investor pursuant to which the Company issued and sold to the investor 50,000 shares of common stock for an aggregate purchase price of $250,000.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 and 5.02 is incorporated by reference into this Item 3.02.

On June 18, 2020, the Company issued 16,000 shares of common stock to a consultant for services.

On June 22, 2020, the Company issued, to a consultant for services, six-month warrants to purchase 30,000 shares of common stock with an exercise price of $0.01.

On June 22, 2020, the Company issued to consultants for services, 20,000 shares of common stock.

Since June 16, 2020, the Company has issued and sold to accredited investors an aggregate of 80,000 shares of common stock at a purchase price of $5.00 per share (including the sale of 50,000 shares reported in Item 1.01 above), for aggregate gross proceeds of $400,000.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2020, the Company issued to Niquana Noel, the Company’s chief operating officer, for services provided, six-month warrants to purchase 50,000 shares of common stock, with an exercise price of $0.01.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORO GLOBAL INC.

Date: June 24, 2020	By:	/s/ J. Mark Goode
Name: J. Mark Goode
Title: Chief Executive Officer

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